UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2004

COMMUNITY FIRST BANKSHARES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19368	46-0391436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Main Avenue Fargo, North Dakota		58124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (701) 298-5600

ITEM 1.	Not Applicable

ITEM 2.	Not Applicable.

ITEM 3.	Not Applicable.

ITEM 4.	Not Applicable.

ITEM 5.	Not Applicable.

ITEM 6.	Not Applicable.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Community First Bankshares, Inc.’s press release dated January 15, 2004 announcing its financial results for the quarter and year ended December 31, 2003.

ITEM 8.	Not Applicable.

ITEM 9.	Not Applicable.

ITEM 10.	Not Applicable.

ITEM 11.	Not Applicable.

ITEM 12.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Community First Bankshares, Inc. (the “Company”) is furnishing as Exhibit 99.1 a copy of a press release dated January 15, 2004 announcing the Company’s financial results for the quarter and year ended December 31, 2003.  This information will be available on the Company’s web site at www.communityfirst.com.

The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNITY FIRST BANKSHARES, INC.

Dated: January 15, 2004	By	/s/ Craig A. Weiss
Craig A. Weiss, Chief Financial Officer